Exhibit 10.5

FOURTH AMENDMENT TO AMENDED AND RESTATED

SECURITY AND PLEDGE AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT (this “Amendment”) is effective as of September 19, 2014, by and among OMEGA PROTEIN CORPORATION, a Nevada corporation (the “Parent”), and OMEGA PROTEIN, INC., a Virginia corporation (collectively with the Parent, the “Borrowers”), together with the other parties identified as “Obligors” on the signature page hereto and such other parties that may become Obligors hereunder after the date hereof (together with the Borrowers, each individually an “Obligor”, and collectively the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (the “Administrative Agent”) for the Secured Parties (as defined below).

R E C I T A L S:

A.     Pursuant to that certain Amended and Restated Loan Agreement (as heretofore or hereafter amended, modified, restated or supplemented from time to time, the “Loan Agreement”) dated as of March 21, 2012, by and among Administrative Agent, Lenders, and Borrowers, Lenders made certain Loans to Borrowers.

B.     The Loans and other Secured Obligations are secured, in part, by Liens granted pursuant to that certain Amended and Restated Security and Pledge Agreement (as heretofore or hereafter amended, modified, restated or supplemented from time to time, the “Security Agreement”) dated March 21, 2012, executed by each of the Obligors party thereto, as debtors, in favor of Administrative Agent for benefit of the Secured Parties, as secured parties.

C.     Pursuant to the Security Agreement and that certain Third Amendment to Amended and Restated Loan Agreement (the “Third Amendment”) dated September 4, 2014, Parent is to grant to Administrative Agent for the benefit of the Secured Parties a first priority Lien on, among other Collateral, (i) 65% of the Equity Interests in Bioriginal Food & Science Corp., a Saskatchewan corporation, Entity No. 101264205, a wholly-owned Subsidiary of Parent (“Bioriginal Omega”) and (ii) all Instruments; Parent has acquired additional Collateral and desires to grant the required Liens pursuant to this Amendment.

NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Definitions.

(a)     The terms “Administrative Agent,” “Amendment,” “Bioriginal Omega,” “Borrowers,” “Loan Agreement,” “Parent,” “Security Agreement” and “Third Amendment” shall have the meanings set forth hereinabove.

(b)     All capitalized terms used but not defined herein shall have the same meaning as set forth in the Security Agreement; specifically, and without limitation, the following terms are defined in the Security Agreement: “Collateral.”

(c)     All capitalized terms used but not defined herein and not defined in the Security Agreement shall have the same meaning as set forth in the Loan Agreement; specifically, and without limitation, the following terms are defined in the Loan Agreement: “Collateral,” “Equity Interests,” “Excluded Property,” “Governmental Authority,” “Lenders,” “Lien,” “Loans,” “Loan Documents,” “Obligor(s),” “Secured Obligations,” “Secured Parties,” and “Subsidiary.”

2.     Grant of Security Interest.

(a)     Parent, to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing Lien on, and a right of set off against, any and all right, title and interest of Parent in and to (i) 65% of all of the Equity Interests in Bioriginal Omega in which it has any rights, including without limitation that listed on the attached Schedule; and (ii) Intercompany Promissory Note dated September 19, 2014 in the amount of $4,900,000.00 executed by Bioriginal Omega and payable to the order of Omega Protein Corporation.

(b)     Obligors hereby replace Schedule 1(b) to the Security Agreement with Schedule    1(b) attached hereto. The Equity Interests described in Schedule 1(b) are not Excluded Property.

(c)     Obligors hereby supplement Schedule 2(v) to the Security Agreement with those Trademarks described in Schedule 2(v) – 1 attached hereto. The Trademarks described in Schedule 2(v) and Schedule 2(v) – 1 are not Excluded Property.

(d)     Obligors hereby replace Schedule 3(g) to the Security Agreement with Schedule    3(g) attached hereto. The Instruments described in Schedule 3(g) are not Excluded Property.

3.     Representations, Warranties and Covenants. The representations, warranties and covenants of the Obligors contained in the Security Agreement are hereby again made and confirmed by each Obligor to Administrative Agent and are in full force and effect as of the date hereof.

4.     Limitations. It is understood and agreed that nothing contained herein shall in any manner or way release, affect or impair: (a) the existence of the Secured Obligations or the Liens created by the Loan Documents, (b) the enforceability of the Liens created by, and the rights and remedies of Administrative Agent under the Loan Documents, or (c) the liability of Borrowers or any other Loan Party under the Loan Agreement or any other Loan Document.

5.     Continuance of Notes and Loan Documents. Except as expressly modified by the terms and provisions of this Amendment: (i) each and every one of the terms and provisions of the Loan Agreement, the Security Agreement and the other Loan Documents are hereby confirmed and ratified as in full force and effect, and (ii) all rights, remedies, titles, Liens, and equities evidenced by the Loan Agreement, the Security Agreement and the other Loan Documents, are hereby acknowledged by each Obligor to be valid and subsisting and are hereby recognized, renewed, extended, modified and continued in full force and effect to secure the payment of the Secured Obligations.

Fourth Amendment to Amended and

Restated Security and Pledge Agreement

6.     Law. THIS AMENDMENT SHALL BE CONSTRUED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT AS TO MATTERS OF CONFLICTS OF LAWS.

7.     Successors in Interest. This Amendment shall be binding upon each Obligor that is a party to this Amendment, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties under the Security Agreement, as amended by this Amendment, to the benefit of the Administrative Agent and the Secured Parties, and their respective successors and permitted assigns.

8.     Counterparts. This Amendment may be executed in several counterparts, each copy of which shall serve as an original for all purposes, but all copies shall constitute but one and the same agreement.

9.     Gender. Wherever the context shall solely require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

10.     Exhibits; Schedules. All exhibits and schedules hereto are fully incorporated herein by this reference for all purposes as though fully set out herein.

11.     Recitals. The recitals contained in this Amendment are true and correct.

12.     Modifications. This Amendment cannot be changed or terminated except by an instrument in writing signed by the party against whom the enforcement of any change or termination is sought. THIS WRITTEN AGREEMENT AND THE OTHER AGREEMENTS CONTEMPLATED BY THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

Fourth Amendment to Amended and

Restated Security and Pledge Agreement

EXECUTED, to be effective as of the date set forth in the opening paragraph hereof.

OBLIGORS:

OMEGA PROTEIN CORPORATION		OMEGA PROTEIN, INC.

By:	/s/ Andrew Johannesen	By:	/s/ Andrew Johannesen
	Andrew Johannesen		Andrew Johannesen
	Executive Vice President and		Vice President
Chief Financial Officer

PROTEIN FINANCE COMPANY		OMEGA SHIPYARD, INC.

By:	/s/ Andrew Johannesen	By:	/s/ Andrew Johannesen
	Andrew Johannesen		Andrew Johannesen
	Vice President		Vice President

PROTEIN INDUSTRIES, INC.		CYVEX NUTRITION, INC.

By:	/s/ Andrew Johannesen	By:	/s/ Andrew Johannesen
	Andrew Johannesen		Andrew Johannesen
	Vice President		Vice President

WISCONSIN SPECIALTY
INCON PROCESSING, L.L.C.		PROTEIN, LLC

By:	/s/ Andrew Johannesen	By:	/s/ Andrew Johannesen
	Andrew Johannesen		Andrew Johannesen
	Vice President		Vice President

ADMINISTRATIVE AGENT:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
as Administrative Agent

By:	/s/ Geri E. Landa
Geri E. Landa
Senior Vice President